UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 11, 2018 (May 29, 2018)

Date of Report (Date of earliest event reported)

MICROCHIP TECHNOLOGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21184	86-0629024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2355 West Chandler Boulevard
Chandler, Arizona 85224-6199

(Address of principal executive offices)
(480) 792-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Microchip Technology Incorporated ("we") filed a Form 8-K with the Securities and Exchange Commission on May 29, 2018 (the "Original Filing") to report the completion of its acquisition of Microsemi Corporation, a Delaware corporation ("Microsemi"). In the Original Filing, we stated that the required historical financial statements of Microsemi would be filed by amendment to the Original Filing within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of Microsemi described under Item 9.01below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The historical financial statements of Microsemi required by this item are incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended October 1, 2017 filed by Microsemi with the SEC on November 14, 2017, the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017 filed by Microsemi with the SEC on January 26, 2018 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2018 filed by Microsemi with the SEC on April 27, 2018.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2018	MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation

By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

5